EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Yijia Group Corp. (the “Company”) on Form 10-Q for the period ended July 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Qiuping Lu, Chief Executive Officer and President, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Qiuping Lu
Qiuping Lu
Chief (Principal) Executive Officer and President
September 12, 2025

/s/ Steve Niu
Steve Niu
Chief (Principal) Financial Officer
September 12, 2025